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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 28, 1998



                        Commission file number 33-30261

                       WINDY HILL PET FOOD COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)



               MINNESOTA                             41-0323270
               ---------                             ----------
      (State or Other Jurisdiction         (IRS Employer Identification No.)
    of Incorporation or Organization)


                             Highwoods Plaza II
                          103 Powell Court, Suite 200
                              Brentwood, TN 37027
           (Address of Principal Executive Office, Including Zip Code)


                                (615) 373-7774
             (Registrant's Telephone Number, Including Area Code)


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Item 5.         Other Events
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        On May 28, 1998, Windy Hill Pet Food Company, Inc. announced that it was engaged in discussions with Doane Products Company, Inc., concerning a potential combination of the two companies.

Item 7.         Exhibits
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        99.1    Press release dated May 28, 1998


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        WINDY HILL PET FOOD COMPANY, INC.

Date: June 2, 1998                      By  /s/ Charles W. Dunleavy
                                            -----------------------
                                            Charles W. Dunleavy
                                            Chief Financial Officer and duly
                                            authorized officer



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